                                                                       EXHIBIT A
                                                                  (FACE OF NOTE)



                               [FORM OF PHYSICAL NOTE]


    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

    THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO (X) THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR BENEFIT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THE NOTES),
(D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (a)(2), (a)(3), OR (a)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS PURCHASING NOTES WITH AN AGGREGATE PRINCIPAL AMOUNT, PLUS ACCRUED AND UNPAID INTEREST,

IF ANY, OF AT LEAST $250,000 AND THAT IS PURCHASING NOTES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                             AFFINITY GROUP HOLDING, INC.

NO.                                                                 $


                               11% SENIOR NOTE DUE 2007


    AFFINITY GROUP HOLDING, INC. promises to pay to             or registered
assigns the principal sum of           Dollars on              , 2007.
                                                  -------------

Interest Payment Dates: October 1 and April 1

Record Dates: September 15 and March 15


                                  AFFINITY GROUP HOLDING, INC.


                                  By:
                                      -----------------------------------------
                                       Name:
                                       Title:

Dated:
      ---------------

Certificate of Authentication

         This is one of the 11% Senior Notes Due 2007 referred to in the within-mentioned Indenture.


Dated:                            UNITED STATES TRUST COMPANY
        -------------------       OF NEW YORK, as Trustee


                                  By:
                                      ----------------------------
                                          Authorized Signatory

                                  (REVERSE OF NOTE)

                             AFFINITY GROUP HOLDING, INC.

                               11% SENIOR NOTE DUE 2007


         1. INTEREST. AFFINITY GROUP HOLDING, INC., a Delaware corporation (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the reverse side hereof at a rate of 11% PER ANNUM plus Additional Interest upon the occurrence of certain specified events described in the Registration Rights Agreement. Interest on this 11% Senior Note Due 2007 (the "Note") will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including April 2, 1997 through but excluding the date on which interest is paid. Interest shall be payable in arrears on October 1 and April 1 and at the stated maturity commencing October 1, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate equal to .5% PER ANNUM; and the PER ANNUM interest rate of such additional interest will increase by an additional .25% PER ANNUM for each subsequent 90-day period during which such overdue principal and installments of interest remain unpaid, up to a maximum additional interest rate of 2.0% per annum.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on September 15 and March 15 (whether or not a Business
Day) next preceding the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice. Either of the Company or any of their Affiliates may act as Registrar.

         4. INDENTURE. The Company issued the Notes under an Indenture dated as of April 2, 1997 (the "Indenture"), between the Company and the Trustee. This Note is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the

Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended from time to time. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Notes are general unsecured senior obligations of the Company limited in aggregate principal amount to $130,000,000. The Indenture limits, among other things, the incurrence of Indebtedness by the Company and its Subsidiaries; investments, loans and advances by its Subsidiaries; the declaration or payment of any dividend or any other distribution on Capital Stock of the Company or its Subsidiaries; the creation of Liens by the Company and its Subsidiaries; purchases, redemptions, and other acquisitions or retirements of Capital Stock of the Company and its Subsidiaries; Sale-Leaseback Transactions by the Company; transactions by the Company and its Subsidiaries with its respective Affiliates; and the issuance of Capital Stock by the Company's Subsidiaries. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee quarterly on compliance with the limitations contained in the Indenture.

         5. OPTIONAL REDEMPTION. The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after April 1, 2002 at the following redemption prices (expressed as a percentage of principal amount), together, in each case, with accrued and unpaid interest to the redemption date, if redeemed during the twelve-month period beginning on April 1 of each year listed below:

         Year                     Percentage
         ----                     ----------

         2002                     105.500%

         2003                     103.667%

         2004                     101.833%

         2005 and thereafter      100.000%

         Notwithstanding the foregoing, the Company may redeem in the aggregate up to 30% of the original principal amount of Notes at any time and from time to time prior to April 1, 2000 at a redemption price equal to 110% of the aggregate principal amount so redeemed, plus accrued and unpaid interest to the redemption date out of the net proceeds of one or more Public Equity Offerings; PROVIDED, HOWEVER, that at least $75 million of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 60 days following the closing of any such Public Equity Offering.

         In the event of redemption of fewer than all of the Notes, the Trustee shall select PRO RATA, by lot or in such other manner as it shall deem fair and equitable, the Notes to be redeemed. The Notes will be redeemable in whole or in part upon not less than 30 nor more than 60 days' prior written notice, mailed by first class mail to a Holder's last address as it shall appear on the register maintained by the Registrar of the Notes. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note, in a principal amount equal to the unredeemed portion thereof, will be issued in the name of the Holder thereof upon cancellation of the original Note. After any redemption date, unless the Company shall default in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption.

         6. OFFERS TO PURCHASE. Sections 4.15 and 4.19 of the Indenture provide that after an Asset Sale or upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture.

         7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Notes or portion of a Note selected for redemption, or transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

         8. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as the owner of it for all purposes.

         9. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

         10. AMENDMENT, SUPPLEMENT, WAIVER. The Company and the Trustee may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each Holder.

         11. SUCCESSOR CORPORATION. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation will be released from those obligations.

         12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(vi) or (vii) of the Indenture) occurs and is continuing, then the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the outstanding Notes shall, declare the principal of and interest on all of the Notes to be due and payable immediately. If an Event of Default specified in Section 6.1(a)(vi) or (vii) of the Indenture occurs and is continuing, the principal of, and premium, if any, and interest on all of the Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it, in its sole discretion, before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         14. NO RECOURSE AGAINST OTHERS. No trustee, director, officer, employee, stockholder, partner, affiliate or beneficiary as such, of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         15. GENERAL. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in the Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in the Indenture.

         16. DISCHARGE. The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of money or U.S. Government Obligations sufficient to pay when due principal of, and premium, if any, and interest on the Notes to maturity or redemption, as the case may be.

         17. AUTHENTICATION. This Note shall not be valid until the Trustee manually signs the certificate of authentication on the other side of this Note.

         18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

         Affinity Group Holding, Inc.
         64 Inverness Drive East
         Englewood, Colorado 80112
         Attention:  Chief Financial Officer

                                   ASSIGNMENT FORM


If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

--------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)
                                                    ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code) and irrevocably appoint

--------------------------------------------------------------------------------

agent to transfer this Note on the books of the Company. The agent may substitute another to act on his or her behalf.

--------------------------------------------------------------------------------
Date:               Your signature:


     --------------                ---------------------------------------------
                                  (Sign exactly as your name appears on the
                                   other side of this Note)


Signature Guarantee:
                   ------------------------------------------------------------

In connection with any such transfer, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Notes and as provided in the Indenture, the transfer of this Note does not require registration under the Securities Act because:

[ ] (a) such Note is being transferred to a person who the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for its own account or for the account of a qualified institutional buyer over which it exercises sole investment discretion that is aware that the transfer is being made in reliance on Rule 144A.

[ ] (b) such Note is being transferred in accordance with Regulation S under the Securities Act. An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate.

[ ] (c) such Note is being transferred to an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act which delivers in accordance with Regulation S under the Securities Act. An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate.

                          OPTION OF HOLDER TO ELECT PURCHASE


         If you wish to have this Note purchased by the Company pursuant to
Section 4.15 or 4.19 of the Indenture, check this Box:  [  ]

         If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.15 or 4.19 of the Indenture, state the amount:


                        $
                          -------------
                   (multiple of $1,000)



Date:                 Your Signature:
       --------------                -------------------------------------------
                                  (Sign exactly as your name appears on the other side of this Note)


Signature Guarantee:
                     -----------------------

                                                                       EXHIBIT B
                                                                  (FACE OF NOTE)



                           [FORM OF RULE 144A GLOBAL NOTE]


         THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH

    SECURITY, PRIOR TO (X) THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR BENEFIT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THE NOTES), (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (a)(2), (a)(3), OR (a)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS PURCHASING NOTES WITH AN AGGREGATE PRINCIPAL AMOUNT, PLUS ACCRUED AND UNPAID INTEREST, IF ANY, OF AT LEAST $250,000 AND THAT IS PURCHASING NOTES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                             AFFINITY GROUP HOLDING, INC.


NO.                                                                 $


                               11% SENIOR NOTE DUE 2007


    AFFINITY GROUP HOLDING, INC. promises to pay to             or registered
assigns the principal sum of           Dollars on              , 2007.
                                                  -------------

Interest Payment Dates: October 1 and April 1

Record Dates: September 15 and March 15


                                  AFFINITY GROUP HOLDING, INC.


                                  By:
                                      -----------------------------------------
                                       Name:
                                       Title:

Dated:
       ---------------

Certificate of Authentication

              This is one of the 11% Senior Notes Due 2007 referred to in the within-mentioned Indenture.


Dated:                            UNITED STATES TRUST COMPANY
       --------------------       OF NEW YORK, as Trustee


                                  By:
                                      ----------------------------
                                          Authorized Signatory

                                  (REVERSE OF NOTE)

                             AFFINITY GROUP HOLDING, INC.

                               11% SENIOR NOTE DUE 2007


         1. INTEREST. AFFINITY GROUP HOLDING, INC., a Delaware corporation (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the reverse side hereof at a rate of 11% PER ANNUM plus Additional Interest upon the occurrence of certain specified events described in the Registration Rights Agreement. Interest on this 11% Senior Note Due 2007 (the "Note") will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including April 2, 1997 through but excluding the date on which interest is paid. Interest shall be payable in arrears on October 1 and April 1 and at the stated maturity commencing October 1, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate equal to .5% PER ANNUM; and the PER ANNUM interest rate of such additional interest will increase by an additional .25% PER ANNUM for each subsequent 90-day period during which such overdue principal and installments of interest remain unpaid, up to a maximum additional interest rate of 2.0% per annum.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on September 15 and March 15 (whether or not a Business
Day) next preceding the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice. Either of the Company or any of their Affiliates may act as Registrar.

         4. INDENTURE. The Company issued the Notes under an Indenture dated as of April 2, 1997 (the "Indenture"), between the Company and the Trustee.
This Note is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended from time to time. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Notes are general unsecured senior obligations of the Company limited in aggregate principal amount to $130,000,000. The Indenture limits, among other things, the incurrence of Indebtedness by the Company and its Subsidiaries; investments, loans and advances by its Subsidiaries; the declaration or payment of any dividend or any other distribution on Capital Stock of the Company or its Subsidiaries; the creation of Liens by the Company and its Subsidiaries; purchases, redemptions, and other acquisitions or retirements of Capital Stock of the Company and its Subsidiaries; Sale-Leaseback Transactions by the Company; transactions by the Company and its Subsidiaries with its respective Affiliates; and the issuance of Capital Stock by the Company's Subsidiaries. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee quarterly on compliance with the limitations contained in the Indenture.

         5. OPTIONAL REDEMPTION. The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after April 1, 2002 at the following redemption prices (expressed as a percentage of principal amount), together, in each case, with accrued and unpaid interest to the redemption date, if redeemed during the twelve-month period beginning on April 1 of each year listed below:

         Year                              Percentage
         ----                              ----------

         2002                               105.500%

         2003                               103.667%

         2004                               101.833%

         2005 and thereafter                100.000%

         Notwithstanding the foregoing, the Company may redeem in the aggregate up to 30% of the original principal amount of Notes at any time and from time to time prior to April 1, 2000 at a redemption price equal to 110% of the aggregate principal amount so redeemed, plus accrued and unpaid interest to the redemption date out of the net proceeds of one or more Public Equity Offerings; PROVIDED, HOWEVER, that at least $75 million of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 60 days following the closing of any such Public Equity Offering.

         In the event of redemption of fewer than all of the Notes, the Trustee shall select PRO RATA, by lot or in such other manner as it shall deem fair and equitable, the Notes to be redeemed. The Notes will be redeemable in whole or in part upon not less than 30 nor more than 60 days' prior written notice, mailed by first class mail to a Holder's last address as it shall appear on the register maintained by the Registrar of the Notes. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note, in a principal amount equal to the unredeemed portion thereof, will be issued in the name of the Holder thereof upon cancellation of the original Note. After any redemption date, unless the Company shall default in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption.

         6. OFFERS TO PURCHASE. Sections 4.15 and 4.19 of the Indenture provide that after an Asset Sale or upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture.

         7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Notes or portion of a Note selected for redemption, or transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

         8. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as the owner of it for all purposes.

         9. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

         10. AMENDMENT, SUPPLEMENT, WAIVER. The Company and the Trustee may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each Holder.

         11. SUCCESSOR CORPORATION. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation will be released from those obligations.

         12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(vi) or (vii) of the Indenture) occurs and is continuing, then the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the outstanding Notes shall, declare the principal of and interest on all of the Notes to be due and payable immediately. If an Event of Default specified in Section 6.1(a)(vi) or (vii) of the Indenture occurs and is continuing, the principal of, and premium, if any, and interest on all of the Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it, in its sole discretion, before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         14. NO RECOURSE AGAINST OTHERS. No trustee, director, officer, employee, stockholder, partner, affiliate or beneficiary as such, of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         15. GENERAL. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in the Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in the Indenture.

         16. DISCHARGE. The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of money or U.S. Government Obligations sufficient to pay when due principal of, and premium, if any, and interest on the Notes to maturity or redemption, as the case may be.

         17. AUTHENTICATION. This Note shall not be valid until the Trustee manually signs the certificate of authentication on the other side of this Note.

         18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

         Affinity Group Holding, Inc.
         64 Inverness Drive East
         Englewood, Colorado 80112
         Attention:  Chief Financial Officer

                                   ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

--------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)
                                                    ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code) and irrevocably appoint

--------------------------------------------------------------------------------

agent to transfer this Note on the books of the Company. The agent may substitute another to act on his or her behalf.

Date:              Your signature:
     --------------               ---------------------------------------------
                                  (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------

In connection with any such transfer, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Notes and as provided in the Indenture, the transfer of this Note does not require registration under the Securities Act because:

[ ] (a) such Note is being transferred to a person who the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for its own account or for the account of a qualified institutional buyer over which it exercises sole investment discretion that is aware that the transfer is being made in reliance on Rule 144A.

[ ] (b) such Note is being transferred in accordance with Regulation S under the Securities Act. An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate.

[ ] (c) such Note is being transferred to an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act which delivers in accordance with Regulation S under the Securities Act. An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate.

                          OPTION OF HOLDER TO ELECT PURCHASE


         If you wish to have this Note purchased by the Company pursuant to
Section 4.15 or 4.19 of the Indenture, check this Box:  [  ]

         If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.15 or 4.19 of the Indenture, state the amount:


                        $
                         -------------
                   (multiple of $1,000)


Date:                   Your Signature:
       --------------                  ----------------------------------------
                                       (Sign exactly as your name appears on
                                       the other side of this  Note)


Signature Guarantee:
                     -----------------------

                                                                       EXHIBIT C
                                                                  (FACE OF NOTE)



                          [FORM OF REGULATION S GLOBAL NOTE]


         THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH

    SECURITY, PRIOR TO (X) THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR BENEFIT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THE NOTES), (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (a)(2), (a)(3), OR (a)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS PURCHASING NOTES WITH AN AGGREGATE PRINCIPAL AMOUNT, PLUS ACCRUED AND UNPAID INTEREST, IF ANY, OF AT LEAST $250,000 AND THAT IS PURCHASING NOTES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                             AFFINITY GROUP HOLDING, INC.


NO.                                                                 $


                               11% SENIOR NOTE DUE 2007


    AFFINITY GROUP HOLDING, INC. promises to pay to             or registered
assigns the principal sum of           Dollars on              , 2007.
                                                  -------------

Interest Payment Dates: October 1 and April 1

Record Dates: September 15 and March 15


                                  AFFINITY GROUP HOLDING, INC.



                                  By:
                                     --------------------------------
                                       Name:
                                       Title:

Dated:
       -------------

Certificate of Authentication

         This is one of the 11% Senior Notes Due 2007 referred to in the within-mentioned Indenture.


Dated:                                 UNITED STATES TRUST COMPANY
        -------------------            OF NEW YORK, as Trustee


                                       By:
                                           ----------------------
                                            Authorized Signatory

                                  (REVERSE OF NOTE)

                             AFFINITY GROUP HOLDING, INC.

                               11% SENIOR NOTE DUE 2007


         1. INTEREST. AFFINITY GROUP HOLDING, INC., a Delaware corporation (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the reverse side hereof at a rate of 11% PER ANNUM plus Additional Interest upon the occurrence of certain specified events described in the Registration Rights Agreement. Interest on this 11% Senior Note Due 2007 (the "Note") will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including April 2, 1997 through but excluding the date on which interest is paid. Interest shall be payable in arrears on October 1 and April 1 and at the stated maturity commencing October 1, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate equal to .5% PER ANNUM; and the PER ANNUM interest rate of such additional interest will increase by an additional .25% PER ANNUM for each subsequent 90-day period during which such overdue principal and installments of interest remain unpaid, up to a maximum additional interest rate of 2.0% per annum.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on September 15 and March 15 (whether or not a Business
Day) next preceding the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice. Either of the Company or any of their Affiliates may act as Registrar.

         4. INDENTURE. The Company issued the Notes under an Indenture dated as of April 2, 1997 (the "Indenture"), between the Company and the Trustee.
This Note is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended from time to time. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Notes are general unsecured senior obligations of the Company limited in aggregate principal amount to $130,000,000. The Indenture limits, among other things, the incurrence of Indebtedness by the Company and its Subsidiaries; investments, loans and advances by its Subsidiaries; the declaration or payment of any dividend or any other distribution on Capital Stock of the Company or its Subsidiaries; the creation of Liens by the Company and its Subsidiaries; purchases, redemptions, and other acquisitions or retirements of Capital Stock of the Company and its Subsidiaries; Sale-Leaseback Transactions by the Company; transactions by the Company and its Subsidiaries with its respective Affiliates; and the issuance of Capital Stock by the Company's Subsidiaries. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee quarterly on compliance with the limitations contained in the Indenture.

         5. OPTIONAL REDEMPTION. The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after April 1, 2002 at the following redemption prices (expressed as a percentage of principal amount), together, in each case, with accrued and unpaid interest to the redemption date, if redeemed during the twelve-month period beginning on April 1 of each year listed below:


         YEAR                                    PERCENTAGE
         ----                                    ----------

         2002                                      105.500%

         2003                                      103.667%

         2004                                      101.833%

         2005 and thereafter                       100.000%


         Notwithstanding the foregoing, the Company may redeem in the aggregate up to 30% of the original principal amount of Notes at any time and from time to time prior to April 1, 2000 at a redemption price equal to 110% of the aggregate principal amount so redeemed, plus accrued and unpaid interest to the redemption date out of the net proceeds of one or more Public Equity Offerings; PROVIDED, HOWEVER, that at least $75 million of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 60 days following the closing of any such Public Equity Offering.

         In the event of redemption of fewer than all of the Notes, the Trustee shall select PRO RATA, by lot or in such other manner as it shall deem fair and equitable, the Notes to be redeemed. The Notes will be redeemable in whole or in part upon not less than 30 nor more than 60 days' prior written notice, mailed by first class mail to a Holder's last address as it shall appear on the register maintained by the Registrar of the Notes. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note, in a principal amount equal to the unredeemed portion thereof, will be issued in the name of the Holder thereof upon cancellation of the original Note. After any redemption date, unless the Company shall default in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption.

         6. OFFERS TO PURCHASE. Sections 4.15 and 4.19 of the Indenture provide that after an Asset Sale or upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture.

         7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Notes or portion of a Note selected for redemption, or transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

         8. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as the owner of it for all purposes.

         9. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

         10. AMENDMENT, SUPPLEMENT, WAIVER. The Company and the Trustee may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each Holder.

         11. SUCCESSOR CORPORATION. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation will be released from those obligations.

         12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(vi) or (vii) of the Indenture) occurs and is continuing, then the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the outstanding Notes shall, declare the principal of and interest on all of the Notes to be due and payable immediately. If an Event of Default specified in Section 6.1(a)(vi) or (vii) of the Indenture occurs and is continuing, the principal of, and premium, if any, and interest on all of the Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it, in its sole discretion, before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         14. NO RECOURSE AGAINST OTHERS. No trustee, director, officer, employee, stockholder, partner, affiliate or beneficiary as such, of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         15. GENERAL. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in the Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in the Indenture.

         16. DISCHARGE. The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of money or U.S. Government Obligations sufficient to pay when due principal of, and premium, if any, and interest on the Notes to maturity or redemption, as the case may be.

         17. AUTHENTICATION. This Note shall not be valid until the Trustee manually signs the certificate of authentication on the other side of this Note.

         18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

         Affinity Group Holding, Inc.
         64 Inverness Drive East
         Englewood, Colorado 80112
         Attention:  Chief Financial Officer

                                   ASSIGNMENT FORM


If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Note to



--------------------------------------------------------------------------------



(Insert assignee's social security or tax ID number)
                                                     ----------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code) and irrevocably appoint

--------------------------------------------------------------------------------

agent to transfer this Note on the books of the Company. The agent may substitute another to act on his or her behalf.


--------------------------------------------------------------------------------



Date:               Your signature:
     --------------                ---------------------------------------------
                                  (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------

    In connection with any such transfer, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Notes and as provided in the Indenture, the transfer of this Note does not require registration under the Securities Act because:

[ ] (a) such Note is being transferred to a person who the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for its own account or for the account of a qualified institutional buyer over which it exercises sole investment discretion that is aware that the transfer is being made in reliance on Rule 144A.

[ ] (b) such Note is being transferred in accordance with Regulation S under the Securities Act. An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate.

[ ] (c) such Note is being transferred to an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act which delivers in accordance with Regulation S under the Securities Act. An Opinion of Counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate.

                          OPTION OF HOLDER TO ELECT PURCHASE


         If you wish to have this Note purchased by the Company pursuant to
Section 4.15 or 4.19 of the Indenture, check this Box:  [  ]

         If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.15 or 4.19 of the Indenture, state the amount:


                        $
                         ------------------------
                                 (multiple of $1,000)


Date:              Your Signature:
     -------------                 ---------------------------------------------
                                   (Sign exactly as your name appears on the
                                    other side of this  Note)


Signature Guarantee:
                     ------------------------

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE TO BE
                          DELIVERED IN CONNECTION WITH
                         TRANSFERS PURSUANT TO RULE 144A

                                                               ___________, ____



United States Trust Company of New York
114 West 47th Street
New York, New York  10036
Attention:  Corporate Trust Administration

              Re:  Affinity Group Holding, Inc.
                   11% Senior Notes due 2007
                   (The "Notes")

Dear Sirs:

         In connection with our proposed sale of $_______ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with the transfer restrictions set forth in the Notes and to and in accordance with Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act'), and, accordingly we further certify that the Notes are being transferred to a person that we reasonably believe is purchasing the Notes for its own account, or for one or accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

    You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                             Very truly yours,

                             [Name of Transferee]

                                                                       EXHIBIT E



                              FORM OF CERTIFICATE TO BE
                             DELIVERED IN CONNECTION WITH
                          TRANSFERS PURSUANT TO REGULATION S

                                                               ___________, ____



United States Trust Company of New York
114 West 47th Street
New York, New York  10036
Attention:  Corporate Trust Administration


              Re:  Affinity Group Holding, Inc.
                   11% Senior Notes due 2007
                   (The "Notes")


Dear Sirs:

         In connection with our proposed purchase of $_______ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act'), and, accordingly, we represent that:

         1.   the offer of the Notes was not made to a person in the United
States;

         2. either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or
(b) the transaction was executed in, on or through the facilities or a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         3. no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

         4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

         5. we understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect; and

         6. we have advised the transferee of the transfer restrictions applicable to the Notes.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       Very truly yours,

                                       [Name of Transferee]



                                       By:
                                          ------------------------------------
                                              Authorized Signature

                                                                       EXHIBIT F



                              FORM OF CERTIFICATE TO BE
                             DELIVERED IN CONNECTION WITH
                      TRANSFERS TO NON-QIB ACCREDITED INVESTORS

                                                               ___________, ____



United States Trust Company of New York
114 West 47th Street
New York, New York  10036
Attention:  Corporate Trust Administration


              Re:  Affinity Group Holding, Inc.
                   11% Senior Notes due 2007
                   (The "Notes")


Dear Sirs:

         In connection with our proposed purchase of $_______ aggregate principal amount of the Notes, we confirm that:

         1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of April 2, 1997 relating to the Notes and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

         2. We understand that the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes within two years after the original issuance of the Notes, we will do so only

    (A) to the Company, (B) pursuant to a registration statement which has been declared effective under the Securities Act (C) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Notes), (D) outside the United States to a foreign person in compliance with Rule 904 of Regulation S under the Securities Act, (E) inside the United States, to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3), or (a)(7) of Rule 501 under the Securities Act that is purchasing Notes with an aggregate principal amount, plus accrued and unpaid interest, if any, of at least $250,000 and that is purchasing Notes for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and that prior to such transfer, furnishes to you a signed letter substantially in the form of this letter, or (F) pursuant to an another available exemption from the registration requirements of the Securities Act.

         3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), are purchasing Notes with an aggregate principal amount, plus accrued and unpaid interest, if any, of at least $250,000 and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                       Very truly yours,

                                       [Name of Transferee]



                                       By:
                                          ------------------------------------
                                              Authorized Signature